UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2026
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CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Notes Indenture and Senior Notes

On April 21, 2026, CoreWeave, Inc. (“CoreWeave”) completed its previously announced private offering of $1,000,000,000 aggregate principal amount of its 9.750% Senior Notes due 2031 (the “Additional Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Additional Notes were issued as additional notes pursuant to the indenture, dated as of April 14, 2026 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of the date hereof (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each by and among CoreWeave, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee. As previously announced, on April 14, 2026, CoreWeave issued $1,750,000,000 aggregate principal amount of 9.750% Senior Notes due 2031 under the Base Indenture (the “Existing Notes” and, together with the Additional Notes, the “Notes”), which Existing Notes form a single class with the Additional Notes issued on the date hereof, for a total of $2,750,000,000 aggregate principal amount of Notes outstanding under the Indenture. The Additional Notes have substantially identical terms as the Existing Notes, other than with respect to the date of issuance and issue price. The Additional Notes were issued at an issue price equal to 102.000% of the principal amount thereof.

CoreWeave intends to use the proceeds from the offering of the Additional Notes for general corporate purposes, including, without limitation, repayment of outstanding indebtedness, and to pay fees, costs and expenses in connection with the offering of the Additional Notes.

The Notes will mature on October 1, 2031 and bear interest at a rate of 9.750% per annum, payable semi-annually in cash in arrears on April 1 and October 1 of each year, beginning on October 1, 2026. Interest on the Notes will accrue from April 14, 2026.

The Notes are guaranteed on a senior unsecured basis by certain wholly-owned subsidiaries of CoreWeave and certain of CoreWeave’s future direct and indirect wholly owned domestic restricted subsidiaries that guarantee CoreWeave’s existing revolving credit facility.

CoreWeave may redeem all or a portion of the Notes at any time prior to October 1, 2028 at a redemption price equal to 100% of the aggregate principal amount thereof, plus a make-whole premium, together with accrued and unpaid interest, if any, to, but excluding, the redemption date. CoreWeave may redeem all or a portion of the Notes at any time on or after October 1, 2028 at the redemption prices set forth in the Indenture. At any time prior to October 1, 2028, up to 40% of the aggregate principal amount of the Notes may be redeemed with the net cash proceeds from certain equity offerings, at the redemption price specified in the Indenture.

Upon the occurrence of specified kinds of change of control triggering events, holders of the Notes will have the right to require CoreWeave to repurchase the Notes at a purchase price equal to 101% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The Indenture limits, among other things, the ability of CoreWeave and its restricted subsidiaries to (i) incur or guarantee additional indebtedness or issue disqualified stock or certain preferred stock; (ii) pay dividends on or make other distributions in respect of equity interests or make other restricted payments; (iii) create liens on certain assets to secure indebtedness; (iv) make certain investments; (v) sell certain assets; (vi) enter into certain transactions with CoreWeave’s affiliates; (vii) merge or consolidate with other persons or sell or otherwise dispose of all or substantially all of CoreWeave’s assets; and (viii) designate CoreWeave’s restricted subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions that are set forth in the Indenture. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods).

The foregoing summary of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture and form of Notes, which are filed as Exhibits 4.1 and 4.2 to CoreWeave’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2026 and incorporated herein by reference, and the Supplemental Indenture, filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events.

On April 16, 2026, CoreWeave issued a press release announcing the launch of the offering of the Additional Notes. Later on April 16, 2026, CoreWeave issued a press release announcing the pricing of the offering of the Additional Notes. Copies of the launch press release and pricing press release are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of April 21, 2026, by and among CoreWeave, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.
99.1	Launch Press Release issued by CoreWeave, Inc. on April 16, 2026.
99.2	Pricing Press Release issued by CoreWeave, Inc. on April 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2026

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer